UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2008

UNIVERSAL AMERICAN CORP.
(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 8.01.	Other Events.

On September 21, 2007, we acquired MemberHealth, Inc., which immediately became MemberHealth, LLC. As previously announced, our board of directors has determined that the financial statements of MemberHealth for the quarter ended March 31, 2007, contained in Amendment No. 2 to our registration statement on Form S-4, filed on July 16, 2007 (Registration No. 333-143822) and incorporated by reference in our current report on Form 8-K, filed September 25, 2007, should no longer be relied upon. As previously announced, the errors in the financial statements of MemberHealth for the quarter ended March 31, 2007 stem from a faulty calculation of the amounts MemberHealth expected to receive from the Centers for Medicare and Medicaid Services in connection with the risk corridor calculation under MemberHealth’s 2007 Medicare Part D program.

We are filing amended financial statements for MemberHealth for the quarter ended March 31, 2007 as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements And Exhibits.

(a)  Financial Statements of the Businesses Acquired

99.1	Financial statements for MemberHealth for the quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

By:	/s/ MITCHELL J. STIER
Mitchell J. Stier
Senior Vice President and General Counsel

Date:  March 17, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Financial statements for MemberHealth for the quarter ended March 31, 2007.